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                                  EXHIBIT 32.2

                  CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Quarterly Report of Codorus Valley Bancorp, Inc. (the "Corporation") on Form 10-Q for the period ending September 30, 2003, as filed with the Securities and Exchange Commission (the "Report"), I, Jann A. Weaver, Treasurer and Assistant Secretary, certify, pursuant to 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Corporation as of the dates and for the periods expressed in the Report.

Date: November 10, 2003                        /s/ Jann A. Weaver
                                               ---------------------------------
                                               Jann A. Weaver
                                               Treasurer and Assistant Secretary

A signed original of this written statement required by Section 906 has been provided to Codorus Valley Bancorp, Inc. and will be retained by Codorus Valley Bancorp, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

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